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NUMBER  W                                                                 SHARES

COMMON STOCK

                             WARREN RESOURCES, INC.

                             TOTAL AUTHORIZED ISSUE
                     20,000,000 SHARES PAR VALUE $.001 EACH

              INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK


              SEE REVERSE FOR CERTAIN DEFINITIONS AND RESTRICTIONS

                                                               CUSIP 93564A 10 0

 THIS IS TO CERTIFY THAT _____________________

 IS THE OWNER OF


fully paid and non-assessable shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.


Witness, the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

                                     [SEAL]

/s/ Dominick D'Alleva                                    /s/ Norman F. Swanton
--------------------------                               -----------------------
Secretary & Director                                     Chief Executive Officer

Countersigned and Registered: American Stock Transfer & Trust Company, (New York, N.Y.)
Transfer Agent and Registrar
/s/
Authorized Signature

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN ABSENCE OF (I) AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER SUCH ACT, OR (II) AN OPINION OF COMPANY COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation r series thereof and the qualifications, limitations or restrictions of such preferences and rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with rights of survivorship and not as tenants in common
UNIF GIFT MIN ACT - ______ Custodian _____, Under Uniform Gifts to Minors Act UNIF TRF MIN ACT - ______, Custodian _____, Under Uniform Transfers to Minors Act _____ (State)

Additional abbreviations may also be used though not in the above list.

For value received, __________________ hereby sell, assign and transfer unto

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PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE __________________

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

___________________________.Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

 Dated:_____________________________
                                              X_________________________________

                                              X_________________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:

By:___________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.